Exhibit 10.12.3
WAIVER
     WAIVER, dated as of April 9, 2008 (this “Waiver”), by and among INTERSTATE OPERATING COMPANY, LP, a Delaware limited partnership (the “Borrower”), LEHMAN COMMERCIAL PAPER INC. (the “Administrative Agent”), and the Lenders party hereto to the Credit Agreement (as defined below).
WITNESSETH:
     WHEREAS, the Borrower, the Administrative Agent, Lehman Brothers Inc., as sole lead an-anger and sole bookrunner, Societe Cidnerale, as syndication agent. CaIyon New York Branch and Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services, Inc.. as co-documentation agents and the Lenders have entered into that certain Senior Secured Credit Agreement, dated as of March 9, 2007 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”);
     WHEREAS, a Subsidiary of the Borrower, Interstate Columbia, LLC, acquired a Sheraton hotel located at 10207 Wincopin Circle, Columbia, Maryland 21044 (the “Sheraton-Maryland”) on November 29, 2007, and, pursuant to the Credit Agreement, maybe required to provide, among other deliverables. Security Documents and a Title Policy within ninety (90) Business Days of the acquisition of the Sheraton-Maryland in order for the Administrative Agent to have an Acceptable Lien on the Sheraton-Maryland;
     WHEREAS, the Borrower has requested additional time to comply with the Credit Agreement in connection with the acquisition of the Sheraton-Maryland: and
     WHEREAS, the Administrative Agent and the Lenders party hereto have agreed, subject to the terms and conditions hereinafter set forth, to waive certain provisions of the Credit Agreement as set firth below.
     NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged. the parties hereby agree as follows:
     1. Defined Terms. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.
     2. Waiver. The Administrative Agent and the Lenders party hereto have agreed to provide the Borrower an additional ninety (90) Business Days to satisfy the requirements of Sections 5.10 and 6.06(d), if necessary, and the Credit Agreement generally in connection with the acquisition of the Sheraton-Maryland.
     3. Conditions to Effectiveness of this waiver. This Waiver shall become effective as of the date (the “Waiver Effective Date”) each of the following conditions precedent shall have been satisfied:
     (a) The Administrative Agent shall have received a duly executed counterpart of this Waiver, executed by the Borrower, the Administrative Agent and the Required Lenders.
     (b) There shall have been paid to the Administrative Agent, for the account of itself and the Lenders, as applicable. all fees and expenses (including reasonable fees and expenses of counsel) due and payable on or before the Waiver Effective Date, including a five (5) basis point waiver fee for each Lender that has executed and delivered this Waiver on or prior to 5p.m. (New York Time) Wednesday April 9, 2008 on the full amount of such Lender’s Commitment on such date.
     4. Representations and Warranties. The Borrower hereby represents and wan-ants to the Administrative Agent and the Lenders, on and as of’ the date hereof. that:
     (a) (i) The Borrower has taken all necessary action to authorize the execution, delivery and performance of this Waiver, (ii) this Waiver has been duly executed and delivered by the Borrower and (iii) this Waiver is the legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles.
     (b) After giving effect to this Waiver, each of the representations and warranties made by any Loan Party in or pursuant to the Credit Documents is true and correct in all material respects on and as of the date hereof, as if made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties arc true and correct in all material respects as of such earlier date.
     (c) After giving effect to this Waiver, no Default or Event of Default has occurred and is continuing as of the date hereof
     (d) The acquisition of the Sheraton-Maryland is a Permitted New Investment and the Borrower is otherwise in compliance with Section 6.06. including the last paragraph of such Section
     5. Continuing Effect. Except as expressly set forth in this Waiver, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect and the Borrower shall continue to be bound by all of such terms and provisions. The Waiver provided for herein is limited to the specific provisions of the Credit Agreement specified herein and shall not constitute a waiver of, or an indication of the Administrative Agent’s or the Lenders’ willingness to waive, any other provisions of the Credit Agreement or the same sections for any other date or purpose. This Waiver is a Credit Document.
     6. Expenses. The Borrowers agree to pay and reimburse the Administrative Agent for all its reasonable out-of-pocket costs and expenses incurred in connection with the negotiation, preparation, execution and delivery of this Waiver, and other documents prepared in connection herewith, and the transactions contemplated hereby, including, without limitation, reasonable tees and disbursements and other charges of counsel to the Administrative Agent relating to the Waiver.
     7. Choice of Law, THIS AGREEMENT SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED, AND ANY DISPUTE BETWEEN THE BORROWER, THE ADMINISTRATIVE AGENT, ANY LENDER, OR ANY INDEMMTEE ARISING OUT OF. CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH, THIS AGREEMENT, AND WHETHER ARISING IN CONTRACT. TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW, BUT OTHERWISE WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF NEW YORK; PROVIDED THAT THE PERFECTION OF THE LIENS OF THE ADMINISTRATIVE AGENT ON THE COLLATERAL AND THE EXERCISE OF REMEDIES AGAINST THE COLLATERAL SHALL BE GOVERNED BY,

CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE APPLICABLE JURISDICTION.
     8. Counterparts. This Waiver may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Waiver by facsimile or e-mail shall be effective as delivery of a manually executed counterpart of this Waiver.
     9. Integration. This Waiver, together with the other Credit Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.
     10. Severability. In case any provision in this Waiver shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Waiver and the validity, legality and enforceability of the remaining provisions shall not in any way he affected or impaired thereby.
     11. Waiver of Jury Trial. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, ARISING OUT OF, CONNECTED WITH, RELATED TO OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH. EACH OF THE PARTIES HERETO AGREES AND CONSENTS THAT ANY SUCH CLAIM. DEMAND. ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.
[SIGNATURE PAGES FOLLOW]

     IN WITNESS WHEREOF, the parties have entered into this Waiver as of the date first above written.

BORROWER: INTERSTATE OPERATING COMPANY, LP, a Delaware Limited partnership
By: INTERSTATE HOTELS & RESORTS, INC.,
its general partner

	By:	/s/ Bruce Riggins
	Name:	Bruce Riggins
	Title:	Chief Financial Officer

LEHMAN COMMERCIAL PAPER, INC. As a Lender and as Administrative Agent
By:	/s/ Craig Malloy
Name: Craig Malloy
Title: Authorized Signatory

[SIGNATURE PAGE TO WAIVER]